2. Business Acquisition and Contingent Consideration	12 Months Ended
Mar. 31, 2017
Notes
2. Business Acquisition and Contingent Consideration

2. BUSINESS ACQUISITION AND CONTINGENT CONSIDERATION

On July 24, 2012 the Company purchased from Boston Scientific Corporation ("BSC"), in a taxable transaction, all of the assets, relating to the Prolieve Thermodilatation System (“Prolieve”), a FDA approved device for the treatment of Benign Prostatic Hyperplasia (“BPH”). The total purchase consideration consisted of the following:

Cash	$ 2,535,610
Fair value of contingent consideration	1,126,505
Total consideration	$ 3,662,115

The maximum amount of $2,500,000 is payable as contingent consideration pursuant to the terms of the agreement. The fair value of the contingent consideration was determined by calculating its present value based on its payment terms using an interest rate of 24% (our estimated unsecured borrowing rate). The contingent consideration is payable quarterly at a rate of 10% of sales of Prolieve products. As of March 31, 2017, $1,657,265 of royalties is due to BSC of which $1,575,025 is past due.

The activity of the contingent consideration obligation for the year ending March 31, 2017 and 2016 and the allocation is as follows:

Activity is as follows:	Non Contingent	Contingent	Total
Balance at April 1, 2014	$ 409,861	$ 1,172,654	$ 1,582,515
Less: payments	-	-	-
Change in non-contingent/contingent	421,771	(141,475)	280,296
Balance at March 31, 2015	831,632	1,031,179	1,862,811
Less: payments	-	-	-
Change in non-contingent/contingent	426,363	(272,226)	154,137
Balance at March 31, 2016	1,257,995	758,953	2,016,948
Less: payments	-	-	-
Change in non-contingent/contingent	378,370	(295,191)	83,189
Balance at March 31, 2017	$ 1,636,365	$ 463,772	$ 2,105,137

Allocated as follows as of March31, 2017:
Payable to Boston Scientific Corp.	$ 1,636,365	$ -	$ 1,636,365
Contingent consideration – current	$ -	$ 339,080	$ 339,080
Contingent consideration – non current	$ -	$ 124,692	$ 124,692